RELATED PARTY BALANCES AND TRANSACTIONS (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014		Dec. 31, 2013		Dec. 31, 2012
Amounts charged to: *)
Research and Development expense	$ 4,441		$ 732		$ 140
General and administrative expense	2,639		416		86
Related Party [Member]
Amounts charged to: *)
Research and Development expense	145	[1]	99	[1]	34	[1]
General and administrative expense	$ 467	[1],[2],[3],[4]	$ 257	[1],[2],[3],[4]	$ 55	[1],[2],[3],[4]

[1]	An agreement was signed on August 20, 2013 between the Company and one of its shareholders, as a consultant to render management, finance and operation services for an amount of approximately $15 per month. During August 2014, the monthly fee was increased to an amount of $19 effective immediately. In August 2014, the Company granted the consultant a bonus in the amount of $90 in connection with the consummation of the IPO.
[2]	On July 1, 2013, the Company signed an agreement with a consultant, who is also one of the Company's shareholders, to render advisory services. The Company pays the consultant an amount of $1 per month.
[3]	The Company signed an agreement with a company owned by one of its related parties. Under the agreement, the related company renders the Company with office services and an office lease for a monthly fee in the amount of approximately $4 since September 10, 2013. The parties terminated the agreement on September 1, 2014.
[4]	In August, 2012, the Company signed an agreement with a consultant, who is also one of the Company's shareholders and a director, to render management, finance and operation services. The Company pays the consultant an amount of approximately $6 per month. During August 2014, the monthly fee was increased to an amount of $15 effective immediately. In August 2014, the Company granted the consultant bonus in the amount of $80 in connection with the consummation of the IPO. The Company granted an additional bonus in the amount of $70 with regards to services provided during 2014.